UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 16, 2011, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2011 Annual Meeting of Stockholders. At the 2011 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.	The election of nine directors for terms of one year and until their successors are elected and qualified.

2.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2012.

3.	The advisory vote on the Company’s executive compensation (the Say on Pay Vote).

4.	The advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

Proposal 1: Election of Directors. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2011 Annual Meeting:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Leslie A. Brun	98,506,033	1,881,937	100,048	11,682,210
Richard J. Daly	100,181,947	205,840	100,231	11,682,210
Robert N. Duelks	100,014,086	365,579	108,353	11,682,210
Richard J. Haviland	98,840,207	1,545,340	102,471	11,682,210
Sandra S. Jaffee	95,582,349	4,800,509	105,160	11,682,210
Alexandra Lebenthal	100,182,440	197,911	107,667	11,682,210
Stuart R. Levine	98,952,614	1,430,355	105,049	11,682,210
Thomas J. Perna	98,973,337	1,404,551	110,130	11,682,210
Alan J. Weber	98,976,291	1,411,154	100,573	11,682,210

Proposal 2: Ratification of Appointment of Auditors. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2012, was approved by the stockholders. The stockholders cast 111,550,225 votes in favor of this proposal and 556,194 votes against. There were 63,809 abstentions.

Proposal 3: Advisory Vote on the Company’s Executive Compensation (the Say on Pay Vote). The non-binding proposal on the Company’s executive compensation was approved by the stockholders. The stockholders cast 94,487,176 votes in favor of this proposal and 5,775,073 votes against. There were 225,769 abstentions and 11,682,210 broker non-votes.

Proposal 4: Advisory Vote on Future Advisory Votes on the Company’s Executive Compensation. The stockholders approved that future advisory votes on the Company’s executive compensation be held every one year. The stockholders cast 80,028,993 votes in favor of one year, 3,738,288 in favor of two years, and 15,864,026 in favor of three years. There were 856,711 abstentions and 11,682,210 broker non-votes.

Item 7.01.	Regulation FD Disclosure.

The transcript of the Company’s 2011 Annual Meeting of Stockholders held on November 16, 2011 is attached hereto as Exhibit 99.1.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Transcript of the 2011 Broadridge Financial Solutions, Inc. Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2011

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/Adam D. Amsterdam
Name: Adam D. Amsterdam
Title: Vice President, General Counsel and Secretary